Exhibit 10.4

EXECUTION VERSION

NOTES COPYRIGHT SECURITY AGREEMENT

NOTES COPYRIGHT SECURITY AGREEMENT, dated as of July 12, 2010 (as amended, restated, supplemented, waived or otherwise modified from time to time, this “Agreement”), made by each of the undersigned (each a “Grantor” and collectively, the “Grantors”) in favor of Wells Fargo Bank, National Association, as trustee and collateral agent (in such capacity, the “Agent”) for the Secured Parties (as defined in the Collateral Agreement defined below).

Reference is made to (a) the Collateral Agreement, dated as of July 12, 2010 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Collateral Agreement”), by and among Columbia Lake Acquisition Corp., a Delaware corporation (“Merger Sub”; to be merged on the Issue Date with and into CKE Restaurants, Inc., a Delaware corporation (“CKE”), and together with CKE, the “Issuer”), each Note Guarantor listed on Schedule I to the Collateral Agreement and each future Note Guarantor of Issuer that becomes a party thereto (each, a “Note Guarantor”) and the Agent, (b) the Indenture dated as of July 12, 2010 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Initial Indenture”), by and among Merger Sub, the Guarantors (as defined therein) and the Agent and (c) the Supplemental Indenture dated as of July 12, 2010 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Supplemental Indenture”) by and among CKE, the Note Guarantors and the Agent. References herein to the “Indenture” shall mean the Initial Indenture prior to the effectiveness of the Supplemental Indenture and the Supplemental Indenture thereafter.

The Indenture requires that the Issuer and the Note Guarantors enter into this Agreement. The Note Guarantors are subsidiaries of the Issuer, will derive substantial benefits from the issuance of the $600,000,000 aggregate principal amount of 11.375% Senior Secured Second Lien Notes due 2018 (the “Notes”) pursuant to the Indenture and are willing to execute and deliver this Agreement pursuant to the requirements of the Indenture.

Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings specified in the Indenture. The rules of construction specified in Section 1.04 of the Indenture also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Note Obligations, each Grantor, pursuant to the Collateral Agreement, did and hereby does grant to the Agent, its successors and assigns, for the benefit of the Secured Parties (as defined in the Collateral Agreement), a security interest in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by each Grantor or in which each Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Copyright Collateral”):

a. all copyright rights in any work subject to the copyright laws of the United States, whether as author, assignee, transferee or otherwise;

b. all registrations and applications for registration of any such copyright in the United States, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office and the right to obtain all renewals thereof, including those listed on Schedule I attached hereto;

c. all claims for, and rights to sue for, past or future infringements of any of the foregoing; and

d. all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.

SECTION 3. Collateral Agreement. The security interests granted to the Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Agent pursuant to the Collateral Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Agent generally and with respect to the Copyright Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

SECTION 4. Indenture. In the event of any conflict between the terms of this Agreement and the Indenture, the terms of the Indenture shall govern.

SECTION 5. Intercreditor Agreement Governs. REFERENCE IS MADE TO THE INTERCREDITOR AGREEMENT. NOTWITHSTANDING ANY OTHER PROVISION CONTAINED HEREIN, THIS AGREEMENT, THE LIENS CREATED HEREBY AND THE RIGHTS, REMEDIES, DUTIES AND OBLIGATIONS PROVIDED FOR HEREIN ARE SUBJECT IN ALL RESPECTS TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THIS AGREEMENT AND THE INTERCREDITOR AGREEMENT, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL.

SECTION 6. Choice of Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Notes Copyright Security Agreement as of the day and year first above written.

GRANTORS:

CKE RESTAURANTS, INC., for Itself and as Sole Member of CKE DISTRIBUTION, LLC and AEROWAYS, LLC

CARL KARCHER ENTERPRISES, INC.

HARDEE’S FOOD SYSTEMS, INC.

FLAGSTAR ENTERPRISES, INC.

SPARDEE’S REALTY, INC.

HED, INC.

BURGER CHEF SYSTEMS, INC.

SANTA BARBARA RESTAURANT GROUP, INC.

GB FRANCHISE CORPORATION

CHANNEL ISLANDS ROASTING COMPANY

CARL’S JR. REGION VIII, INC.

CKE REIT II, INC.

By:	/s/ Theodore Abajian
Name: Theodore Abajian
Title: Executive Vice President and Chief
Financial Officer

Signature Page to Notes Copyright Security Agreement

STATE OF	)
) ss
COUNTY OF	)

On the      day of             , 2010, before me personally came                                 ; who, being duly sworn, did depose and say that he/she is the            of
each, a corporation incorporated under the laws of                                                  , the corporations described in and which executed the foregoing instrument; that he/she executed and delivered said instrument pursuant to authority given by the Board of Directors of such corporation; and that he/she acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

(PLACE STAMP AND SEAL ABOVE)

STATE OF CALIFORNIA

COUNTY OF

On                                              , 2010, before me,                                                      , Notary Public, personally appeared                                                                                                            who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature                                                                               [SEAL]

(PLACE STAMP AND SEAL ABOVE)

ACCEPTED:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee and Collateral Agent

By:	/s/ Raymond Delli Colli
Name: Raymond Delli Colli
Title: Vice President

Signature Page to Notes Copyright Security Agreement

Schedule I

Copyrights

See Attached.

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Schedule to Copyright Security Agreement

U.S. Registered Copyrights

Burger Chef Systems Inc.

Title	Reg. No.	Registration Date
C-3PO droid puppet.	VA0000021406	3/22/1979
Darth Vader card game.	VA0000021402	3/22/1979
Fangburger’s fun house.	VA0000021399	3/22/1979
Flight, R2-D2 and C-3PO escape from Imperial Warship via life pod.	VA0000021400	3/22/1979
Flip burger game.	VA0000021401	3/22/1979
Land Speeder.	VA0000021404	3/22/1979
Shooting gallery.	VA0000021405	3/22/1979
Tie Fighter.	VA0000021407	3/22/1979
X-Wing Fighter.	VA0000021403	3/22/1979

U.S. Registered Copyrights

Hardee’s Food Systems Inc.

Title	Reg. No.	Registration Date
Hospitality 21: Best sales and service all around.	PAu000386706	2/16/1982
Hardee’s—Nothing like Hardee’s.	PAu000455860	11/15/1982
Swim team generic.	PA0000330001	7/7/1987

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